     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 30, 2003

                                                            FILE NOS.:  33-50857
                                                                        811-7117
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                        POST-EFFECTIVE AMENDMENT NO. 12                      /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                                AMENDMENT NO. 13                             /X/

                              -------------------

                      MORGAN STANLEY LIMITED DURATION FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                              -------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

         immediately upon filing pursuant to paragraph (b)
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   X     on June 30, 2003 pursuant to paragraph (b)
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         60 days after filing pursuant to paragraph (a)
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         on (date) pursuant to paragraph (a)(2) of rule 485.
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           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

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            -------------------------------------------------------

                                                           [MORGAN STANLEY LOGO]

Morgan Stanley Limited Duration Fund

A MUTUAL FUND THAT SEEKS TO
PROVIDE A HIGH LEVEL OF CURRENT INCOME,
CONSISTENT WITH THE PRESERVATION OF CAPITAL

                                                                   [COVER PHOTO]


                                                      Prospectus - June 30, 2003


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                  INVESTMENT OBJECTIVE........................................                   1
                          PRINCIPAL INVESTMENT STRATEGIES.............................                   1
                          PRINCIPAL RISKS.............................................                   2
                          PAST PERFORMANCE............................................                   4
                          FEES AND EXPENSES...........................................                   5
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION..................                   5
                          ADDITIONAL RISK INFORMATION.................................                   6
                          FUND MANAGEMENT.............................................                   8

Shareholder Information   PRICING FUND SHARES.........................................                   9
                          HOW TO BUY SHARES...........................................                   9
                          HOW TO EXCHANGE SHARES......................................                  11
                          HOW TO SELL SHARES..........................................                  12
                          DISTRIBUTIONS...............................................                  14
                          TAX CONSEQUENCES............................................                  14

Financial Highlights      ............................................................                  16

Morgan Stanley Funds      ............................................................   INSIDE BACK COVER

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]
The Fund

[ICON]  INVESTMENT OBJECTIVE
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Morgan Stanley Limited Duration Fund seeks to provide a high level of current income, consistent with the preservation of capital.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
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                           The Fund will normally invest at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the Fund's portfolio of three years or less.

Bonds are fixed-income debt securities. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no payments until maturity.

Mortgage-Backed Securities. Certain of the U.S. government securities in which the Fund may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Fund may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others.

As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.


In addition, the Fund may invest in foreign securities, asset-backed securities, restricted securities and "junk bonds." The Fund may utilize foreign currency exchange contracts and may engage in futures transactions.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[ICON]  PRINCIPAL RISKS
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There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. Government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Fixed-Income Securities. All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Certain of the Fund's investments may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Manager in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.


There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however; their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment

Manager will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


Mortgage-Backed Securities. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities.

This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.

Collateralized Mortgage Obligations. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.


Other Risks. The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with investments in foreign securities, foreign currency exchange contracts and asset-backed securities, restricted securities, and "junk bonds" and futures transactions. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]  PAST PERFORMANCE
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The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns. This chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995 11.86%
1996 4.54%
1997 6.41%
1998 6.97%
1999 2.73%
2000 7.01%
2001 8.04%
2002 4.21%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 0.51%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 3.74% (quarter ended September 30, 2001) and the lowest return for a calendar quarter was 0.27% (quarter ended March 31, 1996).


Average Annual Total Returns. This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns assume you sold your shares at the end of each period (unless otherwise noted).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
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                                                                 LIFE OF FUND
                                     PAST 1 YEAR  PAST 5 YEARS  (SINCE 1/10/94)
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 Limited Duration Fund
 Returns Before Taxes                     4.21%         5.78%          5.52%
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 Returns After Taxes on
 Distributions(1)                         2.90%         3.64%          3.47%
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 Returns After Taxes on
 Distributions and Sale of Fund
 Shares                                   2.57%         3.55%          3.48%
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 Lehman Brothers U.S. Credit Index
 (1-5 Year)(2,3)                          8.88%         7.39%          6.94%
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 Lipper Short Investment Grade Debt
 Fund Index(3,4)                          4.35%         5.58%          5.46%
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 1 THESE RETURNS DO NOT REFLECT ANY TAX CONSEQUENCES FROM A SALE OF YOUR SHARES AT THE END OF EACH PERIOD BUT THEY DO REFLECT ANY APPLICABLE SALES CHARGES ON SUCH A SALE.
 2 THE LEHMAN BROTHERS U.S. CREDIT INDEX (1-5 YEAR) INCLUDES U.S. CORPORATE AND SPECIFIED FOREIGN DEBENTURES AND SECURED NOTES WITH MATURITIES OF ONE TO FIVE YEARS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 3    FOR THE PERIOD 1/31/94 THROUGH 12/31/02.
 4 THE LIPPER SHORT INVESTMENT GRADE DEBT FUND INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS (BASED ON NET ASSETS) IN THE LIPPER SHORT INVESTMENT GRADE BOND FUNDS CLASSIFICATION. THE INDEX, WHICH IS ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THIS INDEX.

[SIDEBAR]
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended April 30, 2003.

[End Sidebar]


The above table shows after-tax returns for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.


[ICON]  FEES AND EXPENSES
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The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not charge account or exchange fees.


 ANNUAL FUND OPERATING EXPENSES
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 Management fee                                                0.70%*
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 Distribution and service (12b-1) fees                        None
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 Other expenses                                                0.17%*
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 Total annual Fund operating expenses                          0.87%*
----------------------------------------------------------------------



 * DURING THE PERIOD MAY 1, 2002 THROUGH DECEMBER 31, 2002, THE INVESTMENT MANAGER WAIVED ITS COMPENSATION AND ASSUMED OPERATING EXPENSES (EXCEPT BROKERAGE FEES) WITHOUT LIMITATION TO THE EXTENT SUCH COMPENSATION AND EXPENSES EXCEEDED 0.80% OF THE FUND'S DAILY NET ASSETS ON AN ANNUALIZED BASIS. FOR THE FISCAL YEAR ENDED APRIL 30, 2003, TAKING THE WAIVER OF EXPENSES INTO ACCOUNT, THE ACTUAL MANAGEMENT FEE WAS 0.67% OF THE FUND'S DAILY NET ASSETS AND THE ACTUAL OTHER EXPENSES WERE 0.17% OF THE FUND'S DAILY NET ASSETS.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.


                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $89           $278          $482         $1,073
          ----------------------------------------------------


[ICON]  ADDITIONAL INVESTMENT STRATEGY INFORMATION
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This section provides additional information relating to the Fund's principal investment strategies.

Foreign Securities. The Fund may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations.

Forward Foreign Currency Exchange Contracts. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.


Asset-Backed Securities. The Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures.

Futures. The Fund may invest in futures with respect to financial instruments and interest rate indexes. The Fund may use futures to facilitate allocation of the Fund's investments among asset classes, to increase or decrease the Fund's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


Lower Rated Fixed-Income Securities (Junk Bonds) and Restricted Securities. The Fund's investments may also include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Fund's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated, are of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Foreign Securities. The Fund's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk may be currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriation, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets, and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.


Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.


Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Futures. If the Fund invests in futures, its participation in these markets would subject it to certain risks. The Investment Manager's predictions of movements in the direction of the stock, bond or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument.


Lower Rated Fixed-Income Securities (Junk Bonds) and Restricted Securities. The Fund's investments in junk bonds pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of May 30, 2003.

[End Sidebar]

[ICON]  FUND MANAGEMENT
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                           The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.



                           The Fund is managed by the Taxable Fixed-Income Group. Current members of the team include David S. Horowitz, an Executive Director of the Investment Manager, and Menglin Luo, a Vice President of the Investment Manager.



The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended April 30, 2003, the Fund paid total compensation to the Investment Manager amounting to 0.67% of the Fund's average daily net assets. This amount reflects the waiver of fees and assumption of expenses. During the period from May 1, 2002 through December 31, 2002, the Investment Manager assumed operating expenses of the Fund (except brokerage fees) and waived its compensation to the extent they exceeded 0.80% of the Fund's daily net assets on an annualized basis.

[Sidebar]

CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[End Sidebar]
Shareholder Information

[ICON]  PRICING FUND SHARES
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The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------

                           You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.



                           When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

[Sidebar]

EASYINVEST-SM-
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

MINIMUM INVESTMENT AMOUNTS
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                                                                          MINIMUM INVESTMENT
                                                                          -------------------
INVESTMENT OPTIONS                                                        INITIAL  ADDITIONAL
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 Regular Accounts                                                         $1,000     $100
---------------------------------------------------------------------------------------------
 Individual Retirement Account                                            $1,000     $100
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 Coverdell Education Savings                                              $  500     $100
 Account
---------------------------------------------------------------------------------------------
 EASYINVEST-SM-                                                           $  100*    $100*
 (Automatically from your
 checking or savings account or
 Money Market Fund)
---------------------------------------------------------------------------------------------

 *    PROVIDED YOUR SCHEDULE OF INVESTMENTS TOTALS $1,000 IN TWELVE MONTHS.


There is no minimum investment amount if you purchase Fund shares through:
(1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount. The letter must be signed by the account owner(s).

- Make out a check for the total amount payable to: Morgan Stanley Limited Duration Fund.

- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.


PLAN OF DISTRIBUTION The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the
 Fund's distributor to use its own assets or those of its affiliates, including the Investment Manager, to pay distribution fees for the sale and distribution of Fund shares.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Permissible Fund Exchanges. You may exchange shares of the Fund for shares of other continuously offered Morgan Stanley Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or an FSC Fund or for shares of another No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another fund's shares with the proceeds.



See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.


Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
You can sell some or all of your Fund shares at any time. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 CONTACT YOUR       To sell your shares, simply call your Morgan Stanley
 FINANCIAL ADVISOR  Financial Advisor or other authorized financial representative.
                    ------------------------------------------------------------
 [ICON]             Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
--------------------------------------------------------------------------------
 BY LETTER          You can also sell your shares by writing a "letter of
                    instruction" that includes:
 [ICON]             - your account number;
                    - the name of the Fund;
                    - the dollar amount or the number of shares you wish to
                      sell; and
                    - the signature of each owner as it appears on the account.
--------------------------------------------------------------------------------

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 BY LETTER,         If you are requesting payment to anyone other than the
 CONTINUED          registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can generally obtain a signature guarantee
                    from an eligible guarantor acceptable to Morgan Stanley
                    Trust. (You should contact Morgan Stanley Trust at
                    (800) 869-NEWS for a determination as to whether a
                    particular institution is an eligible guarantor.) A notary public CANNOT provide a signature guarantee. Additional
                    documentation may be required for shares held by a
                    corporation, partnership, trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
 SYSTEMATIC         If your investment in all of the Morgan Stanley Funds has a
 WITHDRAWAL PLAN    total market value of at least $10,000, you may elect to
                    withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                    add a fund to the plan, you must meet the plan requirements.
                    ------------------------------------------------------------
 [ICON]             To sign up for the Systematic Withdrawal Plan, contact your
                    Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
                    remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                    account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.


Involuntary Sales. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST -SM-, if after 12 months the shareholder has invested less than $1,000 in the account.



However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[Sidebar]
TARGETED DIVIDENDS-SM-
You may select to have your Fund distributions automatically invested in another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
                           The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                           Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

- The Fund makes distributions; and

- You sell Fund shares, including an exchange to another Morgan Stanley Fund.


Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive will be taxed at the same rate as long-term capital gains. However, income received in the form of ordinary income dividends will not be considered long-term capital gains for other Federal income tax purposes, including the calculation of net capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding at a rate of 28% as of the date of this Prospectus on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                 FOR THE YEAR ENDED APRIL 30,
                                ---------------------------------------------------------------
                                   2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                             $9.59        $9.44        $9.20        $9.49        $9.49
-----------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income            0.24         0.41         0.55         0.51         0.56
    Net realized and
    unrealized gain (loss)           0.13         0.19         0.24        (0.29)          --
                                   ------       ------       ------       ------       ------
 Total income from investment
 operations                          0.37         0.60         0.79         0.22         0.56
-----------------------------------------------------------------------------------------------
 Less dividends from net
 investment income                  (0.28)       (0.45)       (0.55)       (0.51)       (0.56)
-----------------------------------------------------------------------------------------------
 Net asset value, end of
 period                             $9.68        $9.59        $9.44        $9.20        $9.49
-----------------------------------------------------------------------------------------------
 TOTAL RETURN+                       3.93%        6.50%        8.82%        2.36%        6.00%
-----------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS((1)):
-----------------------------------------------------------------------------------------------
 Expenses                            0.84%        0.80%        0.80%        0.80%        0.31%
-----------------------------------------------------------------------------------------------
 Net investment income               1.90%        3.94%        5.87%        5.43%        5.68%
-----------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                       $429,409     $166,631     $109,917     $118,694     $186,442
-----------------------------------------------------------------------------------------------
 Portfolio turnover rate              217%         327%         133%          71%          58%
-----------------------------------------------------------------------------------------------

 + Calculated based on the net asset value as of the last business day of the period.
 (1) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:

                              EXPENSE              NET INVESTMENT
PERIOD ENDED                   RATIO                INCOME RATIO
------------                 ---------            ----------------
APRIL 30, 2003                 0.87%                    1.86%
APRIL 30, 2002                 0.92                     3.82
APRIL 30, 2001                 0.92                     5.75
APRIL 30, 2000                 0.90                     5.33
APRIL 30, 1999                 0.88                     5.11

Notes

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  Morgan Stanley Funds
-----------------------------------------


- GLOBAL/INTERNATIONAL FUNDS
 European Growth Fund
 Fund of Funds - International Portfolio
 Global Advantage Fund
 Global Dividend Growth Securities
 International Fund
 International SmallCap Fund
 International Value Equity Fund
 Japan Fund
 Latin American Growth Fund
 Pacific Growth Fund

- GROWTH FUNDS
 21st Century Trend Fund
 Aggressive Equity Fund
 All Star Growth Fund
 American Opportunities Fund
 Capital Opportunities Trust
 Developing Growth Securities Trust
 Growth Fund
 KLD Social Index Fund
 Market Leader Trust
 Nasdaq-100 Index Fund
 New Discoveries Fund
 Next Generation Trust
 Small-Mid Special Value Fund
 Special Growth Fund
 Special Value Fund
 Tax-Managed Growth Fund

- GROWTH + INCOME FUNDS
 Allocator Fund
 Balanced Growth Fund
 Balanced Income Fund
 Convertible Securities Trust
 Dividend Growth Securities
 Equity Fund
 Fund of Funds - Domestic Portfolio
 Fundamental Value Fund
 Income Builder Fund
 Mid-Cap Value Fund
 S&P 500 Index Fund
 Strategist Fund
 Total Market Index Fund
 Total Return Trust
 Value Fund
 Value-Added Market Series -
   Equity Portfolio

- INCOME FUNDS
 Federal Securities Trust
 Flexible Income Trust
 High Yield Securities
 Limited Duration Fund (NL)
 Limited Duration U.S. Treasury Trust
 Liquid Asset Fund (MM)
 Quality Income Trust
 U.S. Government Money Market Trust (MM)
 U.S. Government Securities Trust

- SPECIALTY FUNDS
 Biotechnology Fund
 Financial Services Trust
 Global Utilities Fund
 Health Sciences Trust
 Information Fund
 Natural Resource Development Securities
 Real Estate Fund
 Technology Fund
 Utilities Fund

- TAX-FREE INCOME FUNDS
 California Tax-Free Daily Income Trust (MM)
 California Tax-Free Income Fund
 Hawaii Municipal Trust (FSC)
 Limited Term Municipal Trust (NL)
 Multi-State Municipal Series Trust (FSC)
 New York Municipal Money Market Trust (MM)
 New York Tax-Free Income Fund
 Tax-Exempt Securities Trust
 Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------



  THERE MAY BE FUNDS CREATED OR TERMINATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.



  UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR LIMITED DURATION U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE:
  NL - NO-LOAD (MUTUAL) FUND; MM - MONEY MARKET FUND; FSC - A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

                                                           [MORGAN STANLEY LOGO]

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOL:

         MSLDX
         ------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7117)

CLF NO. 37880PRO


Morgan Stanley
Limited Duration Fund

                                                                   [COVER PHOTO]

A MUTUAL FUND THAT SEEKS
TO PROVIDE A HIGH LEVEL
OF CURRENT INCOME, CONSISTENT
WITH THE PRESERVATION OF CAPITAL


                                                      Prospectus - June 30, 2003

STATEMENT OF ADDITIONAL INFORMATION                                 MORGAN
JUNE 30, 2003                                                       STANLEY
                                                                    LIMITED
                                                                    DURATION
                                                                    FUND

--------------------------------------------------------------------------------



    This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated June 30, 2003) for the Morgan Stanley Limited Duration Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley
Limited Duration Fund
1221 Avenue of the Americas
New York, New York 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


   I.  Fund History...........................................    4

  II.  Description of the Fund and Its Investments and
       Risks..................................................    4

       A. Classification......................................    4

       B. Investment Strategies and Risks.....................    4

       C. Fund Policies/Investment Restrictions...............   14

 III.  Management of the Fund.................................   16

       A. Board of Trustees...................................   16

       B. Management Information..............................   16

       C. Compensation........................................   21

  IV.  Control Persons and Principal Holders of Securities....   23

   V.  Investment Management and Other Services...............   23

       A. Investment Manager..................................   23

       B. Principal Underwriter...............................   24

       C. Services Provided by the Investment Manager.........   24

       D. Dealer Reallowances.................................   25

       E. Rule 12b-1 Plan.....................................   25

       F. Other Service Providers.............................   26

       G. Codes of Ethics.....................................   26

  VI.  Brokerage Allocation and Other Practices...............   26

       A. Brokerage Transactions..............................   26

       B. Commissions.........................................   27

       C. Brokerage Selection.................................   27

       D. Directed Brokerage..................................   28

       E. Regular Broker-Dealers..............................   28

 VII.  Capital Stock and Other Securities.....................   28

VIII.  Purchase, Redemption and Pricing of Shares.............   29

       A. Purchase/Redemption of Shares.......................   29

       B. Offering Price......................................   30

  IX.  Taxation of the Fund and Shareholders..................   31

   X.  Underwriters...........................................   33

  XI.  Calculation of Performance Data........................   33

 XII.  Financial Statements...................................   34

                       GLOSSARY OF SELECTED DEFINED TERMS

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Bank of New York.

"DISTRIBUTOR"--Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"FINANCIAL ADVISORS"--Morgan Stanley authorized financial services representatives.

"FUND"--Morgan Stanley Limited Duration Fund, a registered open-end investment company.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


"INVESTMENT MANAGER"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"MORGAN STANLEY FUNDS"--Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

"MORGAN STANLEY SERVICES"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"TRANSFER AGENT"--Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on October 22, 1993, with the name Dean Witter Short-Term Bond Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Short-Term Bond Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Short-Term Bond Fund. Effective December 27, 2001, the Fund's name was changed to Morgan Stanley Limited Duration Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is to provide investors with a high level of current income, consistent with the preservation of capital.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    COLLATERALIZED MORTGAGE OBLIGATIONS.  The Fund may invest in
CMOs --collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

    Certain mortgage-backed securities in which the Fund may invest (e.g., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rate of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

    STRIPPED MORTGAGE-BACKED SECURITIES. In addition, the Fund may invest up to 15% of its net assets in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases.

    INVERSE FLOATERS. The Fund may invest up to 10% of its assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.


    CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).



    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.



    Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds". Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.



    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the forward foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers whose assets total $1 billion or more, or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


    The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    The Investment Manager also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

    The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.


    When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.


    Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.



    OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.


    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.


    The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.


    Options written by the Fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


    COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security and on such indexes of U.S. and foreign securities as may exist or come into existence.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.


    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.



    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.


    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.


    If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.


    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.


    MONEY MARKET SECURITIES. In addition to the short term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:


    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States Government or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposits of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.


    ZERO COUPON TREASURY SECURITIES. A portion of the U.S. government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).


    The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    INVESTMENT COMPANIES. Any Fund investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund.

    Reverse repurchase agreements involve sales by the Fund of assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    Dollar rolls involve the Fund selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund will forgo principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 10% of the value of its total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    With respect to 75% of the Fund's total assets, the value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's net assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

         1. Seek to provide a high level of current income, consistent with the preservation of capital.

    The Fund may not:

         1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States government, its agencies or instrumentalities).

         2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.


         3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.



         4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less then three years of continuous operation. This restriction shall not apply to mortgage-backed securities or asset-backed securities or to any obligation of the U.S. government, its agencies or instrumentalities.


         5. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         7. With the exception of reverse repurchase agreements and dollar rolls, borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement or dollar roll; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money; or (e) lending portfolio securities.

         10. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase agreements; or (c) by lending portfolio securities.

         11.  Make short sales of securities.

         12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

         13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

         14. Invest for purposes of exercising control or management of any other issuer.

         15. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder.

         16. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options on futures.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PORTFOLIO TURNOVER


    For the fiscal years ended April 30, 2003 and 2002, the Fund's portfolio turnover rates were 217% and 327%, respectively. This variation resulted from the portfolio manager's response to varying market conditions during these periods.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


    TRUSTEES AND OFFICERS. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.



    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2002) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).



                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Michael Bozic (62)        Trustee      Since        Retired; Director or Trustee       123      Director of Weirton Steel
c/o Mayer, Brown, Rowe &               April 1994   of the Morgan Stanley Funds                 Corporation.
Maw                                                 and TCW/DW Term Trust 2003;
Counsel to the                                      formerly Vice Chairman of
Independent                                         Kmart Corporation (December
Trustees                                            1998-October 2000), Chairman
1675 Broadway                                       and Chief Executive Officer of
New York, NY                                        Levitz Furniture Corporation
                                                    (November 1995-November 1998)
                                                    and President and Chief
                                                    Executive Officer of Hills
                                                    Department Stores (May
                                                    1991-July 1995); formerly
                                                    variously Chairman, Chief
                                                    Executive Officer, President
                                                    and Chief Operating Officer
                                                    (1987-1991) of the Sears
                                                    Merchandise Group of Sears,
                                                    Roebuck & Co.

Edwin J. Garn (70)        Trustee      Since        Director or Trustee of the         123      Director of Franklin
c/o Summit Ventures LLC                January      Morgan Stanley Funds and                    Covey (time management
1 Utah Center                          1993         TCW/DW Term Trust 2003;                     systems), BMW Bank of
201 S. Main Street                                  formerly United States Senator              North America, Inc.
Salt Lake City, UT                                  (R- Utah)(1974-1992) and                    (industrial loan
                                                    Chairman, Senate Banking                    corporation), United
                                                    Committee (1980-1986);                      Space Alliance (joint
                                                    formerly Mayor of Salt Lake                 venture between Lockheed
                                                    City, Utah (1971-1974);                     Martin and the Boeing
                                                    Astronaut, Space Shuttle                    Company) and Nuskin Asia
                                                    Discovery (April 12-19, 1985);              Pacific (multilevel
                                                    Vice Chairman, Huntsman                     marketing); member of the
                                                    Corporation (chemical                       board of various civic
                                                    company); member of the Utah                and charitable
                                                    Regional Advisory Board of                  organizations.
                                                    Pacific Corp.

Wayne E. Hedien (69)      Trustee      Since        Retired; Director or Trustee       123      Director of The PMI Group
c/o Mayer, Brown, Rowe &               September    of the Morgan Stanley Funds                 Inc. (private mortgage
Maw                                    1997         and TCW/DW Term Trust 2003;                 insurance); Trustee and
Counsel to the                                      formerly associated with the                Vice Chairman of The
Independent                                         Allstate Companies                          Field Museum of Natural
Trustees                                            (1966-1994), most recently as               History; director of
1675 Broadway                                       Chairman of The Allstate                    various other business
New York, NY                                        Corporation (March                          and charitable
                                                    1993-December 1994) and                     organizations.
                                                    Chairman and Chief Executive
                                                    Officer of its wholly-owned
                                                    subsidiary, Allstate Insurance
                                                    Company (July 1989-December
                                                    1994).

Dr. Manuel H. Johnson     Trustee      Since        Chairman of the Audit              123      Director of NVR, Inc.
(54)                                   July 1991    Committee and Director or                   (home construction);
c/o Johnson Smick                                   Trustee of the Morgan Stanley               Chairman and Trustee of
International, Inc.                                 Funds and TCW/DW Term Trust                 the Financial Accounting
2099 Pennsylvania                                   2003; Senior Partner, Johnson               Foundation (oversight
Avenue,                                             Smick International, Inc., a                organization of the
Suite 950                                           consulting firm; Co- Chairman               Financial Accounting
Washington, D.C.                                    and a founder of the Group of               Standards Board).
                                                    Seven Council (G7C), an
                                                    international economic
                                                    commission; formerly Vice
                                                    Chairman of the Board of
                                                    Governors of the Federal
                                                    Reserve System and Assistant
                                                    Secretary of the U.S.
                                                    Treasury.


----------------------------------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Michael E. Nugent (66)    Trustee      Since        Chairman of the Insurance          214      Director of various
c/o Triumph Capital,                   July 1991    Committee and Director or                   business organizations.
L.P.                                                Trustee of the Morgan Stanley
237 Park Avenue                                     Funds and TCW/DW Term Trust
New York, NY                                        2003; director/trustee of
                                                    various investment companies
                                                    managed by Morgan Stanley
                                                    Investment Management Inc. and
                                                    Morgan Stanley Investments LP
                                                    (since July 2001); General
                                                    Partner, Triumph Capital,
                                                    L.P., a private investment
                                                    partnership; formerly Vice
                                                    President, Bankers Trust
                                                    Company and BT Capital
                                                    Corporation (1984-1988).



    The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.



                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
   MANAGEMENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Charles A. Fiumefreddo    Chairman of  Since        Chairman and Director or           123      None
(70)                      the Board    July 1991    Trustee of the Morgan Stanley
c/o Morgan Stanley Trust  and                       Funds and TCW/DW Term Trust
Harborside Financial      Director or               2003; formerly Chairman, Chief
Center,                   Trustee                   Executive Officer and Director
Plaza Two,                                          of the Investment Manager, the
Jersey City, NJ                                     Distributor and Morgan Stanley
                                                    Services, Executive Vice
                                                    President and Director of
                                                    Morgan Stanley DW, Chairman
                                                    and Director of the Transfer
                                                    Agent and Director and/or
                                                    officer of various Morgan
                                                    Stanley subsidiaries (until
                                                    June 1998) and Chief Executive
                                                    Officer of the Morgan Stanley
                                                    Funds and the TCW/DW Term
                                                    Trusts (until September 2002).

James F. Higgins (55)     Trustee      Since June   Director or Trustee of the         123      None
c/o Morgan Stanley Trust               2000         Morgan Stanley Funds and
Harborside Financial                                TCW/DW Term Trust 2003; Senior
Center,                                             Advisor of Morgan Stanley
Plaza Two,                                          (since August 2000); Director
Jersey City, NJ                                     of the Distributor and Dean
                                                    Witter Realty Inc.; Director
                                                    of AXA Financial, Inc. and The
                                                    Equitable Life Assurance
                                                    Society of the United States
                                                    (financial services);
                                                    previously President and Chief
                                                    Operating Officer of the
                                                    Private Client Group of Morgan
                                                    Stanley (May 1999-August
                                                    2000), President and Chief
                                                    Operating Officer of
                                                    Individual Securities of
                                                    Morgan Stanley (February
                                                    1997-May 1999).

Philip J. Purcell (59)    Trustee      Since April  Director or Trustee of the         123      Director of American
1585 Broadway                          1994         Morgan Stanley Funds and                    Airlines, Inc. and its
New York, NY                                        TCW/DW Term Trust 2003;                     parent company, AMR
                                                    Chairman of the Board of                    Corporation.
                                                    Directors and Chief Executive
                                                    Officer of Morgan Stanley and
                                                    Morgan Stanley DW; Director of
                                                    the Distributor; Chairman of
                                                    the Board of Directors and
                                                    Chief Executive Officer of
                                                    Novus Credit Services Inc.;
                                                    Director and/or officer of
                                                    various Morgan Stanley
                                                    subsidiaries.


----------------------------------
* This is the date the Trustee began serving the Morgan Stanley funds.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED                               PAST 5 YEARS
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Mitchell M. Merin (49)          President        Since May 1999         President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                             Investment Management (since December 1998); President,
New York, NY                                                            Director (since April 1997) and Chief Executive Officer
                                                                        (since June 1998) of the Investment Manager and Morgan
                                                                        Stanley Services; Chairman, Chief Executive Officer and
                                                                        Director of the Distributor (since June 1998); Chairman
                                                                        and Chief Executive Officer (since June 1998) and
                                                                        Director (since January 1998) of the Transfer Agent;
                                                                        Director of various Morgan Stanley subsidiaries;
                                                                        President (since May 1999) of the Morgan Stanley Funds
                                                                        and TCW/DW Term Trust 2003; Trustee (since December
                                                                        1999); and President and Chief Executive Officer (since
                                                                        October 2002) of the Van Kampen Open-End Funds and
                                                                        President and Chief Executive Officer (since December
                                                                        2002) of the Van Kampen Closed-End Funds; previously
                                                                        Chief Strategic Officer of the Investment Manager and
                                                                        Morgan Stanley Services, and Chief Executive Officer
                                                                        (September 2002-April 2003) and Executive Vice
                                                                        President of the Distributor (April 1997-June 1998),
                                                                        Vice President of the Morgan Stanley Funds (May
                                                                        1997-April 1999), and Executive Vice President of
                                                                        Morgan Stanley.

Barry Fink (48)                 Vice President,  Since February 1997    General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     Secretary and                           (since December 2000) of Morgan Stanley Investment
New York, NY                    General Counsel                         Management; Managing Director (since December 2000),
                                                                        and Secretary and General Counsel (since February 1997)
                                                                        and Director (since July 1998) of the Investment
                                                                        Manager and Morgan Stanley Services; Assistant
                                                                        Secretary of Morgan Stanley DW; Vice President,
                                                                        Secretary and General Counsel of the Morgan Stanley
                                                                        Funds and TCW/DW Term Trust 2003; Vice President and
                                                                        Secretary of the Distributor; previously, Vice
                                                                        President and Assistant General Counsel of the
                                                                        Investment Manager and Morgan Stanley Services.

Thomas F. Caloia (57)           Treasurer        Since April 1989       Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                                Treasurer of the Investment Manager, the Distributor
Harborside Financial Center,                                            and Morgan Stanley Services; Treasurer of the Morgan
Plaza Two,                                                              Stanley Funds. Formerly First Vice President of the
Jersey City, NJ                                                         Investment Manager, the Distributor and Morgan Stanley
                                                                        Services.

Ronald E. Robison (64)          Executive Vice   Since April 2003       Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas     President and                           Director (since February 1999) of the Investment
New York, NY                    Principal                               Manager and Morgan Stanley Services; Executive Vice
                                Executive                               President and Principal Executive Officer of the Morgan
                                Officer                                 Stanley Funds and TCW/DW Term Trust 2003 (since April
                                                                        2003); Chief Executive Officer and Director of the
                                                                        Transfer Agent; previously Managing Director of the TCW
                                                                        Group Inc.

Joseph J. McAlinden (60)        Vice President   Since July 1995        Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                             Investment Manager, Morgan Stanley Investment
New York, NY                                                            Management Inc. and Morgan Stanley Investments LP;
                                                                        Director of the Transfer Agent, Chief Investment
                                                                        Officer of the Van Kampen Funds.

Francis Smith (37)              Vice President   Since September 2002   Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust        and Chief                               Morgan Stanley Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center     Financial                               September 2002); Executive Director of the Investment
Plaza Two                       Officer                                 Manager and Morgan Stanley Services (since December
Jersey City, NJ                                                         2001); previously, Vice President of the Investment
                                                                        Manager and Morgan Stanley Services (August
                                                                        2000-November 2001) and Senior Manager at
                                                                        PricewaterhouseCoopers LLP (January 1998-August 2000).

    In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, SARA BADLER, STEFANIE CHANG-YU, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, JOANNE DOLDO, NATASHA KASSIAN, ELISA MITCHELL, ELIZABETH NELSON and SHELDON WINICOUR, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and BENNETT MACDOUGALL, a Senior Staff Attorney, are Assistant Secretaries of the Fund.


    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.


                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF DECEMBER 31, 2002)                            (AS OF DECEMBER 31, 2002)
-------------------------  --------------------------------------------------   -------------------------------------------------
Michael Bozic                                     none                                            over $100,000

Edwin J. Garn                                     none                                            over $100,000

Wayne E. Hedien                                   none                                            over $100,000

Dr. Manuel H. Johnson                             none                                            over $100,000

Michael E. Nugent                           $10,001-$50,000                                       over $100,000

Charles A. Fiumefreddo                            none                                            over $100,000

James F. Higgins                                  none                                            over $100,000

Philip J. Purcell                            over $100,000                                        over $100,000



    As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.



    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees including two Independent Directors/Trustees, serve as members of the Insurance Committee.



    The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.



    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended April 30, 2003, the Audit Committee held seven meetings.



    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended April 30, 2003, the Derivatives Committee held four meetings.



    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended April 30, 2003, the Insurance Committee held one meeting.



    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the funds' management believe that having the same Independent Directors/Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors/Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate Fund, the services of Independent Directors/ Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.


    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays
Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended April 30, 2003.


                               FUND COMPENSATION


                                                                  AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                     FROM THE FUND
---------------------------                                     --------------
Michael Bozic.................................................      $1,700
Edwin J. Garn.................................................       1,700
Wayne E. Hedien...............................................       1,700
Dr. Manuel H. Johnson.........................................       2,400
Michael E. Nugent.............................................       2,200
Charles A. Fiumefreddo........................................       2,929



    The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the 94 registered Morgan Stanley Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 15 other registered funds (consisting of 77 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS


                               TOTAL CASH
                              COMPENSATION
                             FOR SERVICES TO
                                94 MORGAN
                              STANLEY FUNDS
                                AND OTHER
                              FUNDS IN THE
NAME OF TRUSTEE               FUND COMPLEX
---------------              ---------------
Michael Bozic..............     $159,650
Edwin J. Garn..............      159,650
Wayne E. Hedien............      158,950
Dr. Manuel H. Johnson......      226,063
Michael E. Nugent..........      296,475
Charles A. Fiumefreddo.....      360,000



    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 49 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 49 Morgan Stanley Funds (not including the
Fund) for the fiscal year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 49 Morgan Stanley Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.


               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS


                                        ESTIMATED                                          ESTIMATED ANNUAL
                                         CREDITED                     RETIREMENT BENEFITS      BENEFITS
                                          YEARS         ESTIMATED         ACCRUED AS       UPON RETIREMENT
                                      OF SERVICE AT   PERCENTAGE OF        EXPENSES            FROM ALL
                                        RETIREMENT       ELIGIBLE           BY ALL             ADOPTING
NAME OF INDEPENDENT TRUSTEE            (MAXIMUM 10)    COMPENSATION     ADOPTING FUNDS         FUNDS(1)
---------------------------           --------------  --------------  -------------------  ----------------
Michael Bozic.......................         10           60.44%            $18,457            $47,838
Edwin J. Garn.......................         10           60.44              23,881             47,878
Wayne E. Hedien.....................          9           51.37              34,473             40,842
Dr. Manuel H. Johnson...............         10           60.44              19,803             70,050
Michael E. Nugent...................         10           60.44              32,362             62,646


------------------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 22.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
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    As of June 19, 2003, no person was known to own 5% or more of the outstanding shares of the Fund.


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
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A. INVESTMENT MANAGER

    The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.70% to the net assets of the Fund determined as of the close of each business day. During the fiscal years ended April 30, 2001, 2002 and for the period from May 1, 2002 through December 31, 2002, the Investment Manager assumed operating expenses (except for any brokerage fees) and waived its compensation to the extent such expenses and compensation exceeded 0.80% of the Fund's daily net assets on an annualized basis. Taking these waivers and assumptions of expenses into account, for the fiscal years ended April 30, 2001, 2002 and 2003, the fees payable under the Management Agreement amounted to $633,337, $777,220 and $1,956,809, respectively.


    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

    In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions

(except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which the Distributor or any of its affiliates, including the Investment Manager, is authorized to utilize their own resources to finance certain activities in connection with the distribution of the Fund's shares.

    The Investment Manager will pay a retention fee to Morgan Stanley Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Investment Management Agreement, as well as from borrowed funds.

    Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

    Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS


    The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281 serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

    The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


    For the fiscal years ended April 30, 2001, 2002 and 2003, the Fund paid a total of $0, $0 and $19,442, respectively, in brokerage commissions.


B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


    During the fiscal years ended April 30, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


    During the fiscal years ended April 30, 2001, 2002 and 2003, the Fund paid no brokerage commissions to either Morgan Stanley DW or Morgan Stanley & Co.


C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.

    Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of the Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Fund does not, however, require a broker-dealer to sell shares of the Fund in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Fund's transactions will be directed to a broker which sells shares of the Fund to customers. The Trustees review, periodically, the allocation of brokerage orders to monitor the operation of these policies.

    The Investment Manager, and certain of its affiliates, currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedure described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


    During the fiscal year ended April 30, 2003, the Fund did not pay any brokerage commissions in connection with transactions because of research services provided.


E. REGULAR BROKER-DEALERS


    During the fiscal year ended April 30, 2003, the Fund purchased securities issued by Chase Credit Card Master Trust, Chase Manhattan Auto Owners Trust, Citibank Credit Card Issuance, Citigroup Inc., Goldman Sachs Group Inc. and Lehman Brothers Holdings Inc., which issuers were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At April 30, 2003, the Fund held securities issued by Chase Credit Card Master Trust, Chase Manhattan Auto Owners Trust, Citibank Credit Card Issuance, Goldman Sachs Group Inc. and Lehman Brothers Holdings Inc., with market values of $2,024,884, $2,627,169, $6,572,393,
$1,620,326 and $1,247,337, respectively.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.


    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

    The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.


    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.



    Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
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    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder will be taxed at the same rate as long-term capital gains. However, income received in the form of ordinary income dividends will not be considered long-term capital gains for other Federal income tax purposes, including the calculation of net capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.



    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.


    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions by the Fund of investment income and short-term capital gains.

    After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares normally is treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


    From time to time, the Fund may quote its "yield" and/or "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. Based on this calculation, the Fund's annualized yield for the 30-day period ended April 30, 2003 was 1.11%.



    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:



                             AVERAGE ANNUAL RETURNS
                          PERIOD ENDING APRIL 30, 2003



INCEPTION
  DATE           1 YEAR        5 YEARS        LIFE OF FUND
---------       --------       --------       ------------
01/10/94         3.93%          5.50%            5.40%


    In addition, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures.


    In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the this calculation, the aggregate total returns are as follows:



                            AGGREGATE TOTAL RETURNS
                          PERIOD ENDING APRIL 30, 2003



INCEPTION
  DATE           1 YEAR        5 YEARS        LIFE OF FUND
---------       --------       --------       ------------
01/10/94         3.93%          30.69%          63.15%



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and multiplying by $10,000, $50,000 and $100,000, respectively). Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $16,315, $81,575 and $163,150, respectively, at April 30, 2003.



    The after-tax returns of the Fund may also be advertisted or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions are as follows:



                        AVERAGE ANNUAL AFTER-TAX RETURNS
                          PERIOD ENDING APRIL 30, 2003



                                                      INCEPTION
CALCULATION METHODOLOGY                                 DATE       1 YEAR    5 YEARS    LIFE OF FUND
-----------------------                               ---------   --------   --------   ------------
After taxes on distributions........................  01/10/94     2.77%      3.47%        3.39%
After taxes on distributions and redemptions........  01/10/94     2.40%      3.38%        3.43%


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended April 30, 2003 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley Limited Duration Fund
PORTFOLIO OF INVESTMENTS / / APRIL 30, 2003

PRINCIPAL
AMOUNT IN                                                           COUPON           MATURITY
THOUSANDS                                                            RATE              DATE             VALUE

-----------------------------------------------------------------------------------------------------------------

             Corporate Bonds (14.0%)
             AEROSPACE & DEFENSE (0.3%)
 $   475     Lockheed Martin Corp..............................     7.25 %           05/15/06        $    537,806
     270     McDonnell Douglas Corp............................      6.875           11/01/06             294,432
     165     Raytheon Co.......................................      8.20            03/01/06             189,441
     180     Raytheon Co.......................................      6.75            08/15/07             200,231
                                                                                                     ------------
                                                                                                        1,221,910
                                                                                                     ------------
             AIRLINES (0.1%)
     230     Southwest Airlines Co.............................      5.496           11/01/06             246,654
                                                                                                     ------------
             AUTO PARTS: O.E.M. (0.2%)
     640     Delphi Automotive Systems Corp....................      6.125           05/01/04             656,874
     385     Johnson Controls, Inc.............................      5.00            11/15/06             409,238
                                                                                                     ------------
                                                                                                        1,066,112
                                                                                                     ------------
             BROADCASTING (0.4%)
   1,850     Clear Channel Communications, Inc.................      7.25            09/15/03           1,882,758
                                                                                                     ------------
             BUILDING PRODUCTS (0.1%)
     275     Masco Corp........................................      4.625           08/15/07             282,893
                                                                                                     ------------
             CABLE/SATELLITE TV (0.3%)
     705     Comcast Corp......................................      5.85            01/15/10             750,176
     350     Cox Communications Inc............................      7.75            08/15/06             398,335
     300     TCI Communications, Inc...........................      8.00            08/01/05             327,018
                                                                                                     ------------
                                                                                                        1,475,529
                                                                                                     ------------
             DEPARTMENT STORES (0.3%)
     840     Federated Department Stores, Inc..................      6.625           09/01/08             933,699
     130     May Department Stores Co..........................      6.875           11/01/05             142,683
                                                                                                     ------------
                                                                                                        1,076,382
                                                                                                     ------------
             DISCOUNT STORES (0.1%)
     310     Target Corp.......................................      7.50            02/15/05             340,354
                                                                                                     ------------
             DRUGSTORE CHAINS (0.2%)
     725     CVS Corp..........................................      5.625           03/15/06             789,099
     135     CVS Corp..........................................      3.875           11/01/07             137,254
                                                                                                     ------------
                                                                                                          926,353
                                                                                                     ------------
             ELECTRIC UTILITIES (0.2%)
     815     Appalachian Power Corp............................      3.60            05/15/08             814,658
     190     Duke Energy Corp..................................      4.50            04/01/10             194,377
                                                                                                     ------------
                                                                                                        1,009,035
                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Limited Duration Fund
PORTFOLIO OF INVESTMENTS / / APRIL 30, 2003 CONTINUED

PRINCIPAL
AMOUNT IN                                                           COUPON           MATURITY
THOUSANDS                                                            RATE              DATE             VALUE

-----------------------------------------------------------------------------------------------------------------

             ELECTRICAL PRODUCTS (0.1%)
 $   270     Cooper Industries Inc.............................     5.25 %           07/01/07        $    289,518
                                                                                                     ------------
             ENVIRONMENTAL SERVICES (0.1%)
     510     WMX Technologies, Inc.............................      7.00            10/15/06             566,494
                                                                                                     ------------
             FINANCE/RENTAL/LEASING (1.0%)
     740     American General Finance Corp.....................      5.875           07/14/06             806,031
   1,500     Ford Motor Credit Co..............................      6.875           02/01/06           1,551,755
   1,250     Ford Motor Credit Co..............................      6.50            01/25/07           1,277,741
     210     Hertz Corp........................................      7.00            07/01/04             215,192
     160     Household Finance Corp............................      6.75            05/15/11             180,283
     215     Household Finance Corp............................      6.375           10/15/11             235,479
     220     Prime Property Funding II - 144A*.................      7.00            08/15/04             233,163
                                                                                                     ------------
                                                                                                        4,499,644
                                                                                                     ------------
             FINANCIAL CONGLOMERATES (1.1%)
     715     Boeing Capital Corp...............................      5.75            02/15/07             758,112
   1,810     General Electric Capital Corp.....................      5.375           03/15/07           1,969,012
     640     General Motors Acceptance Corp....................      7.50            07/15/05             684,898
   1,170     General Motors Acceptance Corp....................      6.125           08/28/07           1,214,946
     365     John Hancock Financial Services, Inc..............      5.625           12/01/08             391,938
                                                                                                     ------------
                                                                                                        5,018,906
                                                                                                     ------------
             FOOD RETAIL (0.5%)
     735     Kroger Co.........................................      7.375           03/01/05             794,465
     550     Kroger Co.........................................      7.625           09/15/06             622,657
     625     Safeway Inc.......................................      6.15            03/01/06             677,983
                                                                                                     ------------
                                                                                                        2,095,105
                                                                                                     ------------
             FOOD: MAJOR DIVERSIFIED (0.1%)
     365     Kraft Foods Inc...................................      5.25            06/01/07             384,220
                                                                                                     ------------
             FOOD: MEAT/FISH/DAIRY (0.2%)
     630     Conagra Foods, Inc................................      6.00            09/15/06             688,954
                                                                                                     ------------
             FOREIGN GOVERNMENT OBLIGATIONS (0.5%)
     935     Quebec Province (Canada)..........................      5.50            04/11/06           1,017,968
     945     United Mexican States (Mexico)....................      8.625           03/12/08           1,130,220
                                                                                                     ------------
                                                                                                        2,148,188
                                                                                                     ------------
             FOREST PRODUCTS (0.4%)
   1,660     Weyerhaeuser Co...................................      5.50            03/15/05           1,743,986
                                                                                                     ------------
             GAS DISTRIBUTORS (0.4%)
   1,315     Consolidated Natural Gas Co.......................      5.375           11/01/06           1,416,948

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Limited Duration Fund
PORTFOLIO OF INVESTMENTS / / APRIL 30, 2003 CONTINUED

PRINCIPAL
AMOUNT IN                                                           COUPON           MATURITY
THOUSANDS                                                            RATE              DATE             VALUE

-----------------------------------------------------------------------------------------------------------------

 $   309     Ras Laffan Liquefied Natural Gas Co. Ltd. - 144A*
              (Qatar)..........................................     7.628%           09/15/06        $    326,016
                                                                                                     ------------
                                                                                                        1,742,964
                                                                                                     ------------
             HOME BUILDING (0.1%)
     240     Centex Corp.......................................      9.75            06/15/05             272,075
                                                                                                     ------------
             HOME FURNISHINGS (0.1%)
     195     Mohawk Industries, Inc. (Series C)................      6.50            04/15/07             215,525
                                                                                                     ------------
             HOME IMPROVEMENT CHAINS (0.1%)
     565     Lowe's Companies Inc..............................      7.50            12/15/05             640,887
                                                                                                     ------------
             HOTELS/RESORTS/CRUISELINES (0.3%)
     465     Hyatt Equities LLC - 144A*........................      6.875           06/15/07             469,993
     485     Marriott International Inc. (Ser D)...............      8.125           04/01/05             530,613
     295     Starwood Hotels Resorts...........................      7.375           05/01/07             308,275
                                                                                                     ------------
                                                                                                        1,308,881
                                                                                                     ------------
             INDUSTRIAL CONGLOMERATES (0.4%)
   1,480     Honeywell International, Inc......................      5.125           11/01/06           1,599,930
                                                                                                     ------------
             INSURANCE BROKERS/SERVICES (0.2%)
   1,015     Marsh & McLennan Companies Inc....................      5.375           03/15/07           1,094,569
                                                                                                     ------------
             INTEGRATED OIL (0.3%)
     250     Conoco Funding Co. (Canada).......................      5.45            10/15/06             272,776
     585     Conoco Inc........................................      5.90            04/15/04             607,999
     360     ConocoPhillips....................................      8.50            05/25/05             406,548
                                                                                                     ------------
                                                                                                        1,287,323
                                                                                                     ------------
             INVESTMENT BANKS/BROKERS (0.7%)
   1,570     Goldman Sachs Group, Inc..........................      4.125           01/15/08           1,620,326
   1,050     Lehman Brothers Holdings, Inc.....................      8.25            06/15/07           1,247,337
                                                                                                     ------------
                                                                                                        2,867,663
                                                                                                     ------------
             INVESTMENT MANAGERS (0.3%)
   1,045     TIAA Global Markets - 144A*.......................      5.00            03/01/07           1,113,229
                                                                                                     ------------
             LIFE/HEALTH INSURANCE (0.8%)
     250     Equitable Life Assurance - 144A*..................      6.95            12/01/05             278,292
     585     John Hancock Global Funding - 144A*...............      5.625           06/27/06             636,344
     460     John Hancock Global Funding II - 144A*............      7.90            07/02/10             547,455
     625     Metropolitan Life Insurance Co. - 144A*...........      6.30            11/01/03             640,138
     630     Monumental Global Funding II - 144A*..............      6.05            01/19/06             691,673
     745     Prudential Insurance Co. - 144A*..................      6.375           07/23/06             815,961
                                                                                                     ------------
                                                                                                        3,609,863
                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Limited Duration Fund
PORTFOLIO OF INVESTMENTS / / APRIL 30, 2003 CONTINUED

PRINCIPAL
AMOUNT IN                                                           COUPON           MATURITY
THOUSANDS                                                            RATE              DATE             VALUE

-----------------------------------------------------------------------------------------------------------------

             MAJOR TELECOMMUNICATIONS (0.8%)
 $   455     AT&T Corp.........................................     7.00 %           11/15/06        $    487,915
     450     British Telecommunications PLC (Great Britain)....      8.375           12/15/10             553,851
     415     Deutsche Telekom International Finance Corp.
              (Netherlands)....................................      8.50            06/15/10             500,220
   1,615     Verizon Communications, Inc.......................      6.36            04/15/06           1,783,850
                                                                                                     ------------
                                                                                                        3,325,836
                                                                                                     ------------
             MANAGED HEALTH CARE (0.5%)
     575     Aetna, Inc........................................      7.375           03/01/06             638,789
     610     Anthem, Inc.......................................      4.875           08/01/05             640,541
     275     UnitedHealth Group Inc............................      7.50            11/15/05             309,588
     410     Wellpoint Health Network, Inc.....................      6.375           06/15/06             452,895
                                                                                                     ------------
                                                                                                        2,041,813
                                                                                                     ------------
             MEDIA CONGLOMERATES (0.3%)
     480     AOL Time Warner Inc...............................      6.15            05/01/07             517,369
     945     News America Inc. - 144A*.........................      4.75            03/15/10             958,335
                                                                                                     ------------
                                                                                                        1,475,704
                                                                                                     ------------
             MOTOR VEHICLES (0.3%)
   1,045     DaimlerChrysler North American Holdings Co........      6.40            05/15/06           1,141,754
                                                                                                     ------------
             MULTI-LINE INSURANCE (0.7%)
     465     AIG SunAmerica Global Finance - 144A*.............      5.20            05/10/04             482,619
     500     Farmers Insurance Exchange - 144A*................      8.50            08/01/04             508,361
   1,080     Hartford Financial Service Group, Inc. (The)......      7.75            06/15/05           1,193,564
     650     Nationwide Mutual Insurance - 144A*...............      6.50            02/15/04             671,332
                                                                                                     ------------
                                                                                                        2,855,876
                                                                                                     ------------
             OIL & GAS PRODUCTION (0.2%)
     305     Kerr-McGee Corp...................................      5.875           09/15/06             329,797
     300     Pemex Project Funding Master Trust................      7.875           02/01/09             341,250
                                                                                                     ------------
                                                                                                          671,047
                                                                                                     ------------
             OIL REFINING/MARKETING (0.1%)
     400     Ashland Inc.......................................      7.83            08/15/05             429,297
                                                                                                     ------------
             OTHER CONSUMER SERVICES (0.2%)
     520     Cendant Corp......................................      6.25            01/15/08             555,407
     335     Cendant Corp......................................      6.25            03/15/10             354,837
                                                                                                     ------------
                                                                                                          910,244
                                                                                                     ------------
             PULP & PAPER (0.2%)
     650     International Paper Co. - 144A*...................      3.80            04/01/08             653,152
                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Limited Duration Fund
PORTFOLIO OF INVESTMENTS / / APRIL 30, 2003 CONTINUED

PRINCIPAL
AMOUNT IN                                                           COUPON           MATURITY
THOUSANDS                                                            RATE              DATE             VALUE

-----------------------------------------------------------------------------------------------------------------

             RAILROADS (0.3%)
 $   555     Norfolk Southern Corp.............................     7.875%           02/15/04        $    581,435
     200     Union Pacific Corp................................      6.34            11/25/03             204,698
     615     Union Pacific Corp................................      5.84            05/25/04             638,936
                                                                                                     ------------
                                                                                                        1,425,069
                                                                                                     ------------
             REAL ESTATE INVESTMENT TRUSTS (0.5%)
     415     EOP Operating LP..................................      8.375           03/15/06             472,392
     160     EOP Operating LP..................................      6.763           06/15/07             177,629
   1,170     Simon Property Group LP...........................      6.375           11/15/07           1,280,661
     345     Vornado Realty Trust..............................      5.625           06/15/07             355,224
                                                                                                     ------------
                                                                                                        2,285,906
                                                                                                     ------------
             Total Corporate Bonds
              (COST $57,270,432)...................................................................    59,931,602
                                                                                                     ------------
             U.S. Government & Agencies Obligations (56.2%)
             Mortgage Pass-Through Securities (16.9%)
  15,500     Federal Home Loan Mortgage Corp...................      6.00               ***            16,187,813
     275     Federal Home Loan Mortgage Corp. PC Gold..........      6.00       05/01/03 - 09/01/03       285,517
   6,075     Federal Home Loan Mortgage Corp...................      7.50               ***             6,475,570
   7,639     Federal Home Loan Mortgage Corp. PC Gold..........      7.50       01/01/30 - 04/01/32     8,150,004
   5,100     Federal Home Loan Mortgage Corp...................      7.50       10/01/26 - 08/01/32     5,440,557
   7,000     Federal National Mortgage Corp....................      6.50               ***             7,310,625
   7,000     Federal National Mortgage Corp....................      7.00               ***             7,398,125
   9,610     Federal National Mortgage Corp....................      7.50       09/01/29 - 09/01/32    10,240,293
   4,032     Government National Mortgage Assoc................      4.50            08/20/29           4,125,818
   1,721     Government National Mortgage Assoc................      5.00            09/20/29           1,770,550
   4,155     Government National Mortgage Assoc................      5.375      06/20/22 - 05/20/23     4,256,550
   1,019     Government National Mortgage Assoc................      5.625      10/20/24 - 12/20/24     1,042,499
                                                                                                     ------------
                                                                                                       72,683,921
                                                                                                     ------------
             U.S. Government & Agency Obligations (39.3%)
   5,000     Federal National Mortgage Assoc...................      4.75            11/14/03           5,095,635
 160,000     U.S. Treasury Notes...............................   3.00 - 7.25   11/30/03 - 08/15/04   163,638,591
                                                                                                     ------------
                                                                                                      168,734,226
                                                                                                     ------------
             Total U.S. Government & Agencies Obligations
              (COST $240,095,655)..................................................................   241,418,147
                                                                                                     ------------
             Asset Backed Securities (12.1%)
             FINANCE/RENTAL/LEASING
   2,000     Bank One Issuance Trust 2002-A4...................      2.94            06/16/08           2,044,114

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Limited Duration Fund
PORTFOLIO OF INVESTMENTS / / APRIL 30, 2003 CONTINUED

PRINCIPAL
AMOUNT IN                                                           COUPON           MATURITY
THOUSANDS                                                            RATE              DATE             VALUE

-----------------------------------------------------------------------------------------------------------------

 $ 1,150     BMW Vehicle Owner Trust 2002-2A4..................     4.46 %           05/25/07        $  1,213,588
   1,500     Capital Auto Receivables Asset Trust 2002-3A......      3.58            10/16/06           1,555,815
   1,200     Capital Auto Receivables Asset Trust 2002-2A......      4.50            10/15/07           1,261,232
   1,855     Chase Credit Card Master Trust 2001-4A............      5.50            11/17/08           2,024,884
   1,100     Chase Manhattan Auto Owner Trust 2002A............      4.24            09/15/08           1,155,009
   1,400     Chase Manhattan Auto Owner Trust 2002A............      4.21            01/15/09           1,472,160
       6     CIT Marine Trust 1999-A A2........................      5.80            04/15/10               6,163
   2,275     Citibank Credit Card Issuance Trust 2002A3........      4.40            05/15/07           2,395,065
   1,700     Citibank Credit Card Issuance Trust 2003-A2.......      2.70            01/15/08           1,723,604
   2,200     Citibank Credit Issuance Trust 2000-A1............      6.90            10/15/07           2,453,724
     500     Connecticut RRB Special Purpose Trust CL&P-1
              2001-1 A2........................................      5.36            03/30/07             519,552
     173     Daimler Chrysler Auto Trust 2000-C A3.............      6.82            09/06/04             174,006
   1,200     Daimler Chrysler Auto Trust 2002-A A4.............      4.49            10/06/08           1,262,808
   1,750     Daimler Chrysler Auto Trust 2002-C A4.............      3.09            01/08/08           1,792,114
   2,300     Fleet Credit Card Master Trust II 2002-C..........      2.75            04/15/08           2,340,260
     146     Ford Credit Auto Owner Trust 2002-B...............      6.74            06/15/04             147,662
     600     Ford Credit Auto Owner Trust 2002-B A3A...........      4.14            12/15/05             615,391
     375     Ford Credit Auto Owner Trust 2002-B A4............      4.75            08/15/06             396,995
   1,900     Ford Credit Auto Owner Trust 2002-C A4............      3.79            09/15/06           1,978,119
   2,000     Ford Credit Auto Owner Trust 2002-D A4A...........      3.13            11/15/06           2,053,601
   1,400     Harley-Davidson Motorcycle Trust 2002-1...........      3.09            06/15/10           1,436,298
   1,600     Harley-Davidson Motorcycle Trust 2002-1 A2........      4.50            01/15/10           1,681,332
   1,400     Harley-Davidson Motorcycle Trust 2003-1...........      2.63            11/15/10           1,417,348
      82     Honda Auto Receivables Owner Trust 2000-1.........      6.62            07/15/04              82,109
   1,300     Honda Auto Receivables Owner Trust
              2002-2 A4........................................      4.49            09/17/07           1,370,446
     650     Honda Auto Receivables Owner Trust 2002-1.........      3.50            10/17/05             659,392
   1,500     Honda Auto Receivables Owner Trust 2002-4.........      2.70            03/17/08           1,518,648
   2,000     Honda Auto Receivables Owner Trust 2003-1.........      2.48            07/18/08           2,015,135
   1,198     Household Automotive Trust 2001-3 A3..............      3.68            04/17/06           1,213,665
   1,000     MBNA Credit Card Master 2002-A6-JA................      3.90            11/15/07           1,042,970
   1,200     MBNA Master Credit Card Trust 1997-JA.............      1.43            02/15/07           1,200,992
   1,100     National City Auto Trust 2002-A...................      4.04            07/15/06           1,126,830
     151     Nissan Auto Receivables Owner Trust 2000-C........      6.72            08/16/04             152,364
     500     Nissan Auto Receivables Owner Trust 2001-C........      4.80            02/15/07             523,184
     600     Nissan Auto Receivables Owner Trust
              2002-A A3........................................      3.58            09/15/05             609,376
     900     Nissan Auto Receivables Owner Trust 2002 B........      4.60            09/17/07             949,360
     650     Nordstrom Private Label Credit Card Master
              Trust - 144A* 2001-1A A..........................      4.82            04/15/10             691,260

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Limited Duration Fund
PORTFOLIO OF INVESTMENTS / / APRIL 30, 2003 CONTINUED

PRINCIPAL
AMOUNT IN                                                           COUPON           MATURITY
THOUSANDS                                                            RATE              DATE             VALUE

-----------------------------------------------------------------------------------------------------------------

 $    23     Premier Auto Trust 1999-2 A4......................     5.59 %           02/09/04        $     22,645
   2,500     Volkswagen Auto Lease Trust 2002-A................      2.36            12/20/05           2,526,450
   3,000     William Street Funding Corp. - 144A* 2003-1 A.....      1.59            04/23/06           3,000,000
                                                                                                     ------------
             Total Asset Backed Securities
              (COST $50,544,504)...................................................................    51,825,670
                                                                                                     ------------
             Collateralized Mortgage Obligations (0.1%)
             U.S. Government Agency
      79     Federal Home Loan Mortgage Corp...................      6.50            03/15/29              79,381
     182     Federal Home Loan Mortgage Corp...................      6.60            03/15/29             183,050
                                                                                                     ------------
             Total Collateralized Mortgage Obligations
              (COST $300,636)......................................................................       262,431
                                                                                                     ------------
             Short-Term Investments (24.1%)
             Commercial Paper (a) (2.6%)
             FINANCIAL CONGLOMERATES (2.3%)
  10,000     General Electric Capital Corp.....................      1.24            05/09/03           9,997,244
                                                                                                     ------------
             FOOD: MAJOR DIVERSIFIED (0.3%)
   1,300     Kraft Inc.........................................      1.60            06/05/03           1,297,978
                                                                                                     ------------
             Total Commercial Paper
              (COST $11,295,222)...................................................................    11,295,222
                                                                                                     ------------
             U.S. Government Agencies & Obligations (a) (5.9%)
  15,000     Federal Home Loan Mortgage Corp...................      1.22            05/15/03          14,992,883
  10,000     Federal National Mortgage Assoc...................      1.18            06/04/03           9,988,856
     550     U.S. Treasury Bill**..............................      1.15            09/25/03             547,417
                                                                                                     ------------
             Total U.S. Government Agencies & Obligations
              (COST $25,529,156)...................................................................    25,529,156
                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Limited Duration Fund
PORTFOLIO OF INVESTMENTS / / APRIL 30, 2003 CONTINUED

PRINCIPAL
AMOUNT IN                                                           COUPON           MATURITY
THOUSANDS                                                            RATE              DATE             VALUE

-----------------------------------------------------------------------------------------------------------------

             Repurchase Agreement (15.6%)
 $66,890     Joint repurchase agreement account (dated
             04/30/03; proceeds $66,892,490) (b)
             (COST $66,890,000)................................     1.34 %           05/01/03        $ 66,890,000
                                                                                                     ------------
             Total Short-Term Investments
              (COST $103,714,378)..................................................................   103,714,378
                                                                                                     ------------

           Total Investments
            (COST $451,925,605) (c) (d)......................      106.5%      457,152,228
           Liabilities in Excess of Other Assets.............       (6.5)      (27,743,048)
                                                                   -----      ------------
           Net Assets........................................      100.0%     $429,409,180
                                                                   =====      ============

---------------------

 PC   PARTICIPATION CERTIFICATE.
  *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** ALL OR A PORTION OF THESE SECURITIES HAVE BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 *** SECURITY PURCHASED ON A FORWARD COMMITMENT WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (C) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $136,566,780 IN CONNECTION WITH SECURITIES PURCHASE ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.
 (D) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $453,682,767. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $5,284,967 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,815,506, RESULTING IN NET UNREALIZED APPRECIATION OF $3,469,461.

Futures Contracts Open at April 30, 2003:

                                                                               UNDERLYING       UNREALIZED
      NUMBER OF                               DESCRIPTION, DELIVERY           FACE AMOUNT      APPRECIATION/
      CONTRACTS          LONG/SHORT              MONTH, AND YEAR                AT VALUE       DEPRECIATION
-------------------------------------------------------------------------------------------------------------
         210                Long        U.S. Treasury Notes 2 Year, June      $ 45,340,314       $ 128,164
                                         2003
         373                Short       U.S. Treasury Notes 5 Year, June       (42,428,750)       (157,413)
                                         2003
         104                Short       U.S. Treasury Notes 10 Year, June      (11,973,000)        (68,197)
                                         2003
                                                                                                 ---------
                                        Net unrealized depreciation........................      $ (97,446)
                                                                                                 =========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Limited Duration Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
APRIL 30, 2003

Assets:
Investments in securities, at value (including
 repurchase agreements of $66,890,000)
 (cost $451,925,605)..............................  $   457,152,228
Receivable for:
  Shares of beneficial interest sold..............        9,185,956
  Interest........................................        2,766,000
Prepaid expenses and other assets.................           41,772
                                                    ---------------
    Total Assets..................................      469,145,956
                                                    ---------------
Liabilities:
Payable for:
  Investments purchased...........................       38,189,791
  Shares of beneficial interest redeemed..........        1,002,684
  Investment management fee.......................          238,959
  Variation margin................................          141,436
  Dividends to shareholders.......................           69,009
Accrued expenses and other payables...............           94,897
                                                    ---------------
    Total Liabilities.............................       39,736,776
                                                    ---------------
    Net Assets....................................  $   429,409,180
                                                    ===============
Composition of Net Assets:
Paid-in-capital...................................  $   433,428,827
Net unrealized appreciation.......................        5,129,177
Dividends in excess of net investment income......       (1,194,723)
Accumulated net realized loss.....................       (7,954,101)
                                                    ---------------
    Net Assets....................................  $   429,409,180
                                                    ===============
    Net Asset Value Per Share,
        44,382,107 SHARES OUTSTANDING (UNLIMITED
       SHARES AUTHORIZED OF $.01 PAR VALUE).......  $          9.68
                                                    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Limited Duration Fund
FINANCIAL STATEMENTS CONTINUED

Statement of Operations
FOR THE YEAR ENDED APRIL 30, 2003

Net Investment Income:
Interest Income...................................  $     8,029,592
                                                    ---------------
Expenses
Investment management fee.........................        2,054,536
Transfer agent fees and expenses..................          250,157
Shareholder reports and notices...................           84,908
Registration fees.................................           68,306
Professional fees.................................           58,165
Custodian fees....................................           19,783
Trustees' fees and expenses.......................           14,943
Other.............................................           11,871
                                                    ---------------
    Total Expenses................................        2,562,669
Less: amounts waived/reimbursed...................          (97,727)
                                                    ---------------
    Net Expenses..................................        2,464,942
                                                    ---------------
    Net Investment Income.........................        5,564,650
                                                    ---------------

Net Realized and Unrealized Gain (Loss):
Net Realized Gain/Loss on:
  Investments.....................................        2,189,560
  Futures contracts...............................       (1,921,560)
                                                    ---------------
    Net Realized Gain.............................          268,000
                                                    ---------------
Net Change in Unrealized Appreciation/Depreciation
 on:
  Investments.....................................        4,184,779
  Futures contracts...............................          (32,063)
                                                    ---------------
    Net Appreciation..............................        4,152,716
                                                    ---------------
    Net Gain......................................        4,420,716
                                                    ---------------
Net Increase......................................  $     9,985,366
                                                    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Limited Duration Fund
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                           FOR THE YEAR    FOR THE YEAR
                                              ENDED           ENDED
                                          APRIL 30, 2003  APRIL 30, 2002
                                          --------------  --------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................   $  5,564,650    $  5,322,647
Net realized gain.......................        268,000       3,573,849
Net change in unrealized
 appreciation/depreciation..............      4,152,716        (918,030)
                                           ------------    ------------

    Net Increase........................      9,985,366       7,978,466

Dividends to shareholders from net
 investment income......................     (8,187,421)     (6,198,203)

Net increase from transactions in shares
 of beneficial interest.................    260,980,399      54,933,218
                                           ------------    ------------

    Net Increase........................    262,778,344      56,713,481

Net Assets:
Beginning of period.....................    166,630,836     109,917,355
                                           ------------    ------------

End of Period
 (INCLUDING DIVIDENDS IN EXCESS OF NET
 INVESTMENT INCOME OF $1,194,723 AND
 $572,326, RESPECTIVELY)................   $429,409,180    $166,630,836
                                           ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Limited Duration Fund
NOTES TO FINANCIAL STATEMENTS / / APRIL 30, 2003

1. Organization and Accounting Policies
Morgan Stanley Limited Duration Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income consistent with the preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of short-term fixed income securities. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on January 10, 1994.

The following is a summary of significant accounting practices:

A. Valuation of Investments -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (2) futures are valued at the latest price published by the commodities exchange on which they trade;
(3) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees;
(4) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

Morgan Stanley Limited Duration Fund
NOTES TO FINANCIAL STATEMENTS / / APRIL 30, 2003 CONTINUED

D. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.70% to the net assets of the Fund determined as of the close of each business day.

For the period May 1, 2002 through December 31, 2002, the Investment Manager waived its fee and reimbursed expenses to the extent they exceeded 0.80% of the daily net assets of the Fund.

3. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended April 30, 2003 were $695,123,814, and $542,744,348, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities of $624,655,282 and $516,102,538, respectively.

Morgan Stanley Limited Duration Fund
NOTES TO FINANCIAL STATEMENTS / / APRIL 30, 2003 CONTINUED

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Fund's transfer agent. At April 30, 2003, the Fund had transfer agent fees and expenses payable of approximately $2,600.

4. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                       FOR THE YEAR                FOR THE YEAR
                                          ENDED                       ENDED
                                      APRIL 30, 2003              APRIL 30, 2002
                                --------------------------  --------------------------
                                  SHARES        AMOUNT        SHARES        AMOUNT
                                -----------  -------------  -----------  -------------
Sold..........................   42,201,034  $ 407,738,435   35,638,246  $ 340,437,108
Shares issued in connection
 with the acquisition of
 Morgan Stanley North American
 Government Income Trust......    7,879,235     76,281,762      --            --
Reinvestment of dividends.....      631,058      6,098,602      458,331      4,385,816
                                -----------  -------------  -----------  -------------
                                 50,711,327    490,118,799   36,096,577    344,822,924
Redeemed......................  (23,709,068)  (229,138,400) (30,358,372)  (289,889,706)
                                -----------  -------------  -----------  -------------
Net increase..................   27,002,259  $ 260,980,399    5,738,205  $  54,933,218
                                ===========  =============  ===========  =============

5. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                           FOR THE YEAR    FOR THE YEAR
                                              ENDED           ENDED
                                          APRIL 30, 2003  APRIL 30, 2002
                                          --------------  --------------
Ordinary Income.........................    $8,187,421      $6,198,203

Morgan Stanley Limited Duration Fund
NOTES TO FINANCIAL STATEMENTS / / APRIL 30, 2003 CONTINUED

As of April 30, 2003, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income.....................  $  631,448
Undistributed long-term gains.....................      --
                                                    ----------
Net accumulated earnings..........................     631,448
Capital loss carryforward*........................  (7,537,611)
Post-October losses...............................    (511,221)
Temporary differences.............................     (71,724)
Net unrealized appreciation.......................   3,469,461
                                                    ----------
Total accumulated losses..........................  $(4,019,647)
                                                    ==========

* As of April 30, 2003, the Fund had a net capital loss carryforward of $7,537,611 of which $2,013,271 will expire on April 30, 2004, $151,743 will expire on April 30, 2005, $1,656,930 will expire on April 30, 2006, $20,504 will expire on April 30, 2007, $51,242 will expire on April 30, 2008, $2,043,383 will expire on April 30, 2009 and $1,600,538 will expire on April 30, 2011 to offset future capital gains to the extent provided by regulations.

As part of the Fund's acquisition of the assets of Morgan Stanley North American Government Income Trust ("North American"), the Fund obtained a net capital loss carryforward of approximately $18,769,000 from North American. Utilization of this carryforward is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, reducing the total carryforward available.

As of April 30, 2003, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), and book amortization of premiums on debt securities and permanent book/tax differences attributable to losses on paydowns, tax adjustments on debt securities sold by the Fund and an expired capital loss carryforward. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $14,716,492, dividends in excess of net investment income was credited $2,000,374 and accumulated net realized loss was credited $12,716,118.

6. Purposes of and Risks Relating to Certain Financial Instruments
To hedge against adverse interest rate and market risks on portfolio positions or anticipated positions in U.S. Government securities, the Fund may enter into interest rate futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement and Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At April 30, 2003, the Fund had outstanding interest rate future contracts.

Morgan Stanley Limited Duration Fund
NOTES TO FINANCIAL STATEMENTS / / APRIL 30, 2003 CONTINUED

7. Acquisition of Morgan Stanley North American Government Income Trust
On November 4, 2002, the Fund acquired all the net assets of the Morgan Stanley North American Government Income Trust ("North American") based on the respective valuations as of the close of business on November 1, 2002, pursuant to a plan of reorganization approved by the shareholders of North American on October 23, 2002. The acquisition was accomplished by a tax-free exchange of 7,879,235 shares of the Fund at a net asset value of $9.68 per share for 8,837,891 shares of North American. The net assets of the Fund and North American immediately before the acquisition were $273,925,042 and $76,281,762, respectively, including unrealized appreciation of $982,393 for North American. Immediately after the acquisition, the combined net assets of the Fund amounted to $350,206,804.

Morgan Stanley Limited Duration Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                            FOR THE YEAR ENDED APRIL 30,
                           ---------------------------------------------------------------
                              2003         2002         2001         2000         1999
                           -----------  -----------  -----------  -----------  -----------
Selected Per Share Data:
Net asset value,
 beginning of period.....     $ 9.59       $ 9.44       $ 9.20       $ 9.49       $ 9.49
                              ------       ------       ------       ------       ------
Income (loss) from
 investment operations:
  Net investment
   income................       0.24         0.41         0.55         0.51         0.56
  Net realized and
   unrealized gain
   (loss)................       0.13         0.19         0.24        (0.29)       -
                              ------       ------       ------       ------       ------
Total income from
 investment operations...       0.37         0.60         0.79         0.22         0.56
                              ------       ------       ------       ------       ------
Less dividends from net
 investment income.......      (0.28)       (0.45)       (0.55)       (0.51)       (0.56)
                              ------       ------       ------       ------       ------

Net asset value, end of
 period..................     $ 9.68       $ 9.59       $ 9.44       $ 9.20       $ 9.49
                              ======       ======       ======       ======       ======

Total Return+............       3.93%        6.50%        8.82%        2.36%        6.00%

Ratios to Average Net
 Assets(1):
Expenses.................       0.84%        0.80%        0.80%        0.80%        0.31%
Net investment income....       1.90%        3.94%        5.87%        5.43%        5.68%
Supplemental Data:
Net assets, end of
 period, in thousands....   $429,409     $166,631     $109,917     $118,694     $186,442
Portfolio turnover
 rate....................        217%         327%         133%          71%          58%

---------------------

  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) IF THE FUND HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN AS FOLLOWS:

                              EXPENSE              NET INVESTMENT
PERIOD ENDED                   RATIO                INCOME RATIO
------------                 ---------            ----------------
APRIL 30, 2003                 0.87%                    1.86%
APRIL 30, 2002                 0.92%                    3.82%
APRIL 30, 2001                 0.92%                    5.75%
APRIL 30, 2000                 0.90%                    5.33%
APRIL 30, 1999                 0.88%                    5.11%

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Limited Duration Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Limited Duration Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Limited Duration Fund (the "Fund"), including the portfolio of investments, as of April 30, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Limited Duration Fund as of April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
JUNE 9, 2003

                      2003 Federal Tax Notice (unaudited)

       Of the Fund's ordinary income dividends paid during the fiscal year ended April 30, 2003, 35.95% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

                      MORGAN STANLEY LIMITED DURATION FUND
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

 a(1). Declaration of Trust of the Registrant, dated October 21, 1993, is incorporated by reference to Exhibit 1 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 9, 1993.
 a(2). Amendment to the Declaration of Trust of the Registrant , dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective
         Amendment No. 5 to the Registration Statement on Form N-1A, filed on
         June 30, 1998.
 a(3). Amendment to the Declaration of Trust of the Registrant dated June 18, 2001, is incorporated by reference to Exhibit 1(b) of Post-Effective
         Amendment No. 8 to the Registration Statement on Form N-1A, filed on
         June 29, 2001.
 a(4).   Amendment to the Declaration of Trust of the Registrant dated December
         27, 2001, is incorporated by reference to Exhibit 1(c) of Post-Effective
         Amendment No. 10 to the Registration Statement on Form N-1A, filed on
         December 27, 2001.
 b. Amended and Restated By-Laws of the Registrant, dated April 24, 2003, filed herein.
 c.      Not Applicable.
 d.      Amended Investment Management Agreement is incorporated by reference to
         Exhibit 5 of Post-Effective Amendment No. 5 to the Registration
         Statement on Form N-1A, filed on June 30, 1998.
 e(1).   Amended Distribution Agreement between Morgan Stanley Investment
         Advisors Inc. and Morgan Stanley Services Company Inc. is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on June 30, 1998.
 e(2).   Selected Dealer Agreement between the Registrant and Morgan Stanley
         Distributors Inc. is incorporated by reference to Exhibit 6(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form
         N-1A, filed on December 9, 1993.
 e(3).   Omnibus Selected Dealer Agreement is incorporated by reference to
         Exhibit 5(c) of Post-Effective Amendment No. 6 to the Registration
         Statement on Form N-1A, filed on June 22, 1999.
 f.      Not Applicable
 g(1). Custody Agreement between the Registrant and The Bank of New York is incorporated by reference to Exhibit 8(a) of Pre-Effective Amendment No.
         1 to the Registration Statement on Form N-1A, filed on December 9, 1993.
 g(2). Amendment to the Custody Agreement, dated April 17, 1996, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on June 21, 1996.
 g(3). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 9 to the Registration Statement on Form
         N-1A, filed on November 2, 2001.
 g(4).   Foreign Custody Manager Agreement between the Bank of New York and the
         Registrant, dated June 15, 2001, is incorporated by reference to Exhibit
         7(d) of Post-Effective Amendment No. 9 to the Registration Statement on
         Form N-1A, filed on November 2, 2001.

 h(1).   Amended and Restated Transfer Agency and Services Agreement, dated
         September 1, 2000, is incorporated by reference to Exhibit 8(a) of
         Post-Effective Amendment No. 8 to the Registration Statement on Form
         N-1A, filed on June 29, 2001.
 h(2).   Amended Services Agreement is incorporated by reference to Exhibit 9 of
         Post-Effective Amendment No. 5 to the Registration Statement on Form
         N-1A, filed on June 30, 1998.
 i(1).   Opinion of Sheldon Curtis, Esq., dated December 8, 1993 is incorporated by reference to Exhibit 10 of Pre-Effective Amendment No. 1 to the
         Registration Statement on Form N-1A, filed on December 9, 1993.
 i(2).   Opinion of Lane Altman & Owens, LLP, Massachusetts Counsel, dated
         December 8, 1993 is incorporated by reference to Exhibit 10 (a) of
         Pre-Effective Amendment No. 1 to the Registration Statement on Form
         N-1A, filed on December 9, 1993.
 j.      Consent of Independent Auditors, filed herein.
 k.      Not Applicable.
 l.      Not Applicable.
 m.      Amended and Restated Plan of Distribution pursuant to Rule 12b-1 is incorporated by reference to Exhibit 15 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 9, 1993.
 n.      Not Applicable.
 o(1).   Code of Ethics of Morgan Stanley Investment Advisors Inc., filed herein.
 o(2).   Code of Ethics of Morgan Stanley Funds, filed herein.
 Other   Powers of Attorney of Trustees are incorporated by reference to Exhibit
         (Other) of Pre-Effective Amendment No. 1 to the Registration Statement
         on Form N-1A, filed on March 17, 1994, Exhibit (other) of Post-Effective
         Amendment No. 5 to the Registration Statement on Form N-1A filed on June
         30, 1998 and Exhibit (other) of Post-Effective Amendment No. 7 to the
         Registration Statement on Form N-1A filed on June 23, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

    None

ITEM 25. INDEMNIFICATION.

    Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

    See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

The principal addresses are as follows:

Morgan Stanley Services Company Inc. ("Morgan Stanley Services")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

Morgan Stanley Distributors Inc. ("Morgan Stanley Distributors")
Morgan Stanley DW Inc. ("Morgan Stanley DW")
Morgan Stanley Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Group Inc. ("Morgan Stanley Investment Group") The Universal Institutional Funds, Inc. ("Universal Institutional Funds") 1221 Avenue of the Americas New York, New York 10020.

Morgan Stanley Dean Witter Investment Management Ltd.
Morgan Stanley & Co. International Limited ("Morgan Stanley & Co.
International")
25 Cabot Square, London, England.

Morgan Stanley Investments LP
Morgan Stanley Institutional Fund Trust
Morgan Stanley Distribution, Inc.
One Tower Bridge, West Conshohocken, PA 19428.

Van Kampen Investment Asset Management Inc. ("Van Kampen")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

Morgan Stanley Trust ("Morgan Stanley Trust")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS    INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------  ---------------------------------------------------------------

Mitchell M. Merin                   President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer  Investment Management; Chairman, Chief Executive Officer and
and Director                        Director of Morgan Stanley Distributors and Morgan Stanley
                                    Trust; President, Chief Executive Officer and Director of
                                    Morgan Stanley Services; President of the Morgan Stanley Funds;
                                    Executive Vice President and Director of Morgan Stanley DW;
                                    Director of Morgan Stanley Investment Management Inc.; Member
                                    of the Executive Committee of Morgan Stanley Investments LP;
                                    Director of various Morgan Stanley subsidiaries; Trustee,
                                    President and Chief Executive Officer of the Van Kampen
                                    Open-End Funds; President and Chief Executive Officer of theVan
                                    Kampen Closed-End Funds.

Barry Fink                          Managing Director and General Counsel of Morgan Stanley
Managing Director,                  Investment Management; Managing Director, Secretary, General
Secretary and Director              Counsel and Director of Morgan Stanley Services; Vice President
                                    and Secretary of Morgan Stanley Distributors; Vice President,
                                    Secretary and General Counsel of the Morgan Stanley Funds.

A. Thomas Smith III                 Managing Director and General Counsel of Morgan Stanley
Managing Director and               Services; Vice President and Assistant Secretary of the Morgan
General Counsel                     Stanley Funds.

Joseph J. McAlinden                 Chief Investment Officer and Managing Director of Morgan
Managing Director and               Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer            and Managing Director of Morgan Stanley Investments LP;
                                    Director of Morgan Stanley Trust.

Barton M. Biggs                     Chairman, Senior Advisor, Managing Director and Director of
Managing Director                   Morgan Stanley Investment Management Inc. and Managing Director
And Senior Advisor                  of Morgan Stanley Investments LP.

Thomas L. Bennett                   Managing Director and Director of Morgan Stanley Investment
Managing Director                   Management Inc.; Director of the Universal Institutional Funds;
                                    Managing Director and Executive Committee member of Morgan
                                    Stanley Investments LP; Chairman of Morgan Stanley
                                    Institutional Fund Trust; Director of Morgan Stanley
                                    Distribution, Inc.

Ronald E. Robison                   Managing Director, Chief Administrative Officer and Director of
Managing Director,                  Morgan Stanley Services; Chief Executive Officer and Director
Chief Administrative Officer and    of Morgan Stanley Trust; Executive Vice President and Principal
Director                            Executive Officer of the Morgan Stanley Funds.

Dominic P. Caldecott                Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                   Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                    Investment Management Ltd.; Vice President and Investment
                                    Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                     Managing Director and Chief Administrative Officer-Investments
Managing Director and               of Morgan Stanley Investment Management Inc. and Morgan Stanley
Chief Administrative Officer-       Investments LP.
Investments

NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS  INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------  ---------------------------------------------------------------
John B. Kemp, III                   President of Morgan Stanley Distributors.
Executive Director

Francis Smith                       Executive Director of Morgan Stanley Services; Vice President
Executive Director                  and Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

 (1)   Active Assets California Tax-Free Trust

 (2)   Active Assets Government Securities Trust

 (3)   Active Assets Institutional Government Securities Trust

 (4)   Active Assets Institutional Money Trust

 (5)   Active Assets Money Trust

 (6)   Active Assets Tax-Free Trust

 (7)   Morgan Stanley 21st Century Trend Fund

 (8)   Morgan Stanley Aggressive Equity Fund

 (9)   Morgan Stanley All Star Growth Fund

 (10)  Morgan Stanley Allocator Fund

 (11)  Morgan Stanley American Opportunities Fund

 (12)  Morgan Stanley Balanced Growth Fund

 (13)  Morgan Stanley Balanced Income Fund

 (14)  Morgan Stanley Biotechnology Fund

 (15)  Morgan Stanley California Tax-Free Daily Income Trust

 (16)  Morgan Stanley California Tax-Free Income Fund

 (17)  Morgan Stanley Capital Opportunities Trust

 (18)  Morgan Stanley Convertible Securities Trust

 (19)  Morgan Stanley Developing Growth Securities Trust

 (20)  Morgan Stanley Dividend Growth Securities Inc.

 (21)  Morgan Stanley Equity Fund

 (22)  Morgan Stanley European Growth Fund Inc.

 (23)  Morgan Stanley Federal Securities Trust

 (24)  Morgan Stanley Financial Services Trust

 (25)  Morgan Stanley Flexible Income Trust

 (26)  Morgan Stanley Fund of Funds

 (27)  Morgan Stanley Fundamental Value Fund

 (28)  Morgan Stanley Global Advantage Fund

 (29)  Morgan Stanley Global Dividend Growth Securities

 (30)  Morgan Stanley Global Utilities Fund

 (31)  Morgan Stanley Growth Fund

 (32)  Morgan Stanley Hawaii Municipal Trust

 (33)  Morgan Stanley Health Sciences Trust

 (34)  Morgan Stanley High Yield Securities Inc.

 (35)  Morgan Stanley Income Builder Fund

 (36)  Morgan Stanley Information Fund

 (37)  Morgan Stanley International Fund

 (38)  Morgan Stanley International SmallCap Fund

 (39)  Morgan Stanley International Value Equity Fund

 (40)  Morgan Stanley Japan Fund

 (41)  Morgan Stanley KLD Social Index Fund

 (42)  Morgan Stanley Latin American Growth Fund

 (43)  Morgan Stanley Limited Duration Fund

 (44)  Morgan Stanley Limited Duration U.S. Treasury Trust

 (45)  Morgan Stanley Limited Term Municipal Trust

 (46)  Morgan Stanley Liquid Asset Fund Inc.

 (47)  Morgan Stanley Market Leader Trust

 (48)  Morgan Stanley Mid-Cap Value Fund

 (49)  Morgan Stanley Multi-State Municipal Series Trust

 (50)  Morgan Stanley Nasdaq-100 Index Fund

 (51)  Morgan Stanley Natural Resource Development Securities Inc.

 (52)  Morgan Stanley New Discoveries Fund

 (53)  Morgan Stanley New York Municipal Money Market Trust

 (54)  Morgan Stanley New York Tax-Free Income Fund

 (55)  Morgan Stanley Next Generation Trust

 (56)  Morgan Stanley Pacific Growth Fund Inc.

 (57)  Morgan Stanley Prime Income Trust

 (58)  Morgan Stanley Quality Income Trust

 (59)  Morgan Stanley Real Estate Fund

 (60)  Morgan Stanley S&P 500 Index Fund

 (61)  Morgan Stanley Small-Mid Special Value Fund

 (62)  Morgan Stanley Special Growth Fund

 (63)  Morgan Stanley Special Value Fund

 (64)  Morgan Stanley Strategist Fund

 (65)  Morgan Stanley Tax-Exempt Securities Trust

 (66)  Morgan Stanley Tax-Free Daily Income Trust

 (67)  Morgan Stanley Tax-Managed Growth Fund

 (68)  Morgan Stanley Technology Fund

 (69)  Morgan Stanley Total Market Index Fund

 (70)  Morgan Stanley Total Return Trust

 (71)  Morgan Stanley U.S. Government Money Market Trust

 (72)  Morgan Stanley U.S. Government Securities Trust

 (73)  Morgan Stanley Utilities Fund

 (74)  Morgan Stanley Value-Added Market Series

 (75)  Morgan Stanley Value Fund

 (76)  Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

                                        POSITIONS AND OFFICE WITH
 NAME                                  MORGAN STANLEY DISTRIBUTORS
 ----                    -------------------------------------------------------

 James F. Higgins                               Director

 Philip J. Purcell                              Director

 John Schaeffer                                 Director

 Charles Vadala              Senior Vice President and Financial Principal.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

    Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

    Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of June, 2003.

                                           MORGAN STANLEY LIMITED DURATION FUND

                                           By:  /s/ BARRY FINK
                                                --------------------------------
                                                Barry Fink
                                                VICE PRESIDENT AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 has been signed below by the following persons in the capacities and on the dates indicated.

                               SIGNATURES                                          TITLE                   DATE
                               ----------                                          -----                   ----
 (1)  Principal Executive Officer                                   Executive Vice President and
                                                                    Principal Executive Officer

 By:  /s/ RONALD E. ROBISON
      -------------------------------------------                                                        06/30/03
      Ronald E. Robison

 (2)  Principal Financial Officer                                   Chief Financial Officer

 By:  /s/ FRANCIS SMITH
      -------------------------------------------                                                        06/30/03
      Francis Smith

 (3)  Majority of the Trustees

      Charles A. Fiumefreddo (Chairman)
      Philip J. Purcell
      James F. Higgins

 By:  /s/ BARRY FINK
      -------------------------------------------
      Barry Fink                                                                                         06/30/03
      Attorney-in-Fact

      Michael Bozic              Manuel H. Johnson
      Edwin J. Garn              Michael E. Nugent
      Wayne E. Hedien

 By:  /s/ DAVID M. BUTOWSKY
      -------------------------------------------
      David M. Butowsky                                                                                  06/30/03
      Attorney-in-Fact

                      MORGAN STANLEY LIMITED DURATION FUND

                                 EXHIBIT INDEX

 b.      --   Amended and Restated By-Laws of the Registrant
 j.      --   Consent of Independent Auditors
 o(1).   --   Code of Ethics of Morgan Stanley Investment Advisors Inc.
 o(2).   --   Code of Ethics of Morgan Stanley Funds